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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES AND EXCHANGE ACT OF 1934

May 15, 2002
Date of Report (Date of earliest event reported)

AAMES FINANCIAL CORPORATION
(Exact name of Registrant as specified in its charter)

Delaware	0-19604	95-340340
(State or other jurisdiction of incorporation)	(Commission file numbers)	(I.R.S. employer identification no.)
350 South Grand Avenue Los Angeles, California	90071
(Address of principal executive offices)	(Zip code)

(213) 210-5000
(Registrant's telephone number, including area code)

NA
(Former name or former address, if changed since last report)

Item 5. Other Events.

        Reference is made to the press releases of the Registrant issued on May 15, 2002 which contain information meeting the requirements of this Item 5 and are incorporated herein by reference. Copies of the press releases are attached to this Form 8-K as Exhibit 99.1 and Exhibit 99.2.

Item 7. Financial Statements; Pro Forma Financial Information and Exhibits.

(a)
Not applicable.

(b)
Not applicable.

(c)
Exhibits:
99.1
Press Release issued May 15, 2002 (Commencement of Exchange Offer)

99.2
Press Release issued May 15, 2002 (March 2002 Quarter Results)

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AAMES FINANCIAL CORPORATION
By:	/s/ PATRICK D. GROSSO Patrick D. Grosso Assistant Secretary

Dated: May 15, 2002

INDEX TO EXHIBITS

Exhibit Index
99.1	Press Release issued May 15, 2002 (Commencement of Exchange Offer)
99.2	Press Release issued May 15, 2002 (Quarterly Results for the period ended in March 31, 2002

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  Item 5. Other Events.
  Item 7. Financial Statements; Pro Forma Financial Information and Exhibits.
SIGNATURES
INDEX TO EXHIBITS